UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 29, 2019

Nexien BioPharma, Inc.
(Exact name of registrant as specified in its charter)

Commission File No.: 0-55320

Delaware	26-2049376
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4340 E Kentucky Ave, Suite 206, Glendale, CO	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 495-7583

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

In lieu of an annual meeting of the stockholders of the registrant, by written consent of the holders of a majority of the outstanding shares of common stock dated March 4, 2019, the following actions were taken, which are effective as of March 29, 2019:

●	The registrant’s board of directors, as previously reported to the Commission in the registrant’s filings, was re-elected in its entirety;
●	The 2018 Equity Incentive Plan was approved; and
●	The registrant’s selection of M&K CPAS (“M&K”) as its independent registered public accounting firm was ratified.

Additional information regarding these matters may be found in the registrant’s Information Statement filed on March 8, 2019.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXIEN BIOPHARMA, INC.

/s/: Alex Wasyl
Alex Wasyl, Chief Executive Officer
March 29, 2019

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